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EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ImClone Systems Incorporated

	We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG Peat Marwick LLP

New York, New York
June 28, 1996